AMENDMENT AGREEMENT NO. 2 TO
                      AMENDED AND RESTATED REVOLVING CREDIT
                           AND REIMBURSEMENT AGREEMENT


        THIS AMENDMENT AGREEMENT is made and entered into this 9th day of September, 1996, by and among SUNGLASS HUT INTERNATIONAL, INC., a Florida corporation (herein called the "Borrower"), NATIONSBANK NATIONAL ASSOCIATION (the "Agent"), as Agent for the lenders (the "Lenders") party to the Amended and Restated Revolving Credit and Reimbursement Agreement dated December 14, 1995, as amended, among such Lenders, Borrower and the Agent (the "Agreement") and each of the Lenders party to the Agreement.

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the principal amount of up to $125,000,000 as evidenced by the Notes (as defined in the Agreement); and

        WHEREAS, as a condition to the making of the revolving loans pursuant to the Agreement the Lenders have required that all Material Subsidiaries of the Borrower guaranty payment of all Obligations of the Borrower arising under the Agreement; and

        WHEREAS, pursuant to Section 2.08 the Borrower has heretofore elected to permanently reduce the Total Revolving Credit Commitment to $75,000,000; and

        WHEREAS, Commonwealth Bank of Australia Grand Cayman Branch has elected to assign its Applicable Commitment Percentage of the Revolving Credit Facility to various of the other Lenders pursuant to Section 11.01 of the Agreement; and

        WHEREAS, the Borrower has requested that the Lenders further amend the Agreement and the Agent and the Lenders have agreed subject to the terms of this Amendment Agreement, to further amend the Agreement in the manner set forth herein;

        NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

        1. DEFINITIONS. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

        2. AMENDMENTS. Subject to the conditions hereof, the Agreement is hereby amended, effective as of August 3, 1996, as follows:

              (a) The definition of "Applicable Margin" in Section 1.01 is amended by deleting the table appearing therein and substituting the following table in lieu thereof:

                                          FIXED       BASE
       "CONSOLIDATED FIXED                RATE        RATE        UNUSED
          CHARGE RATIO                    LOAN        LOAN         FEE
       -------------------                -----       ----        ------

       (a) Greater than or equal          5/8%        0%          1/5%
           to 1.75 to 1.00

       (b) Greater than or equal          3/4%        0%          1/4%
           to 1.50 to 1.00 but
           Less than 1.75 to 1.00

       (c) Greater than or equal          7/8%        0%          1/4%
           to 1.25 to 1.00 but
           Less than 1.50 to 1.00

       (d) Greater than or equal          1%          1/8%        27.5 basis
           to 1.10 to 1.00 but                                         points"
           less than 1.25 to 1.00

              (b) The definition of "Consolidated Fixed Charges" in Section
       1.01 is amended by deleting the phrase "including, without duplication, twenty percent (20%) of the average Revolving Credit Debit Balance during such period" from clause (iv) hereof.

              (c) Section 8.04 is hereby amended in its entirety so that as amended it shall read as follows:

                     "8.04 CONSOLIDATED FIXED CHARGE RATIO. Permit at any time the Consolidated Fixed Charge Ratio to be less than 1.10 to 1.00"."

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


              (d) Section 8.06 is hereby amended in its entirety so that as amended it shall read as follows:

                     "8.06 CONSOLIDATED LEVERAGE RATIO. Permit at any time the Consolidated Leverage Ratio to be greater than 2.00 to 1.00."

              (e) Clauses (iii) and (vii) of Section 8.07 are hereby amended in their entirety so that as amended each shall read as follows:

                   "(iii) $115,000,000 Convertible Subordinated Notes due 2003;

                               * * * * * * * * *

                     (vii) Additional Indebtedness not to exceed in the
              aggregate outstanding amount the lesser of (x) ten percent (10%) of Consolidated Shareholders' Equity or (y) $20,000,000."

              (f) Clause (iii) of Section 11.01(a) is hereby amended in its entirety so that as amended it shall read as follows:

                     "(iii) the minimum Revolving Credit Commitment which shall be assigned is the lesser of $10,000,000 or the Revolving Credit Commitment (together with the assigning Lender's applicable portion of Participations and the Letter of Credit Commitment),"

              (g) EXHIBIT A to the Agreement is deleted and a new EXHIBIT A in the form attached is added thereto.

        4. Each Material Subsidiary of the Borrower has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the other amendments to the Agreement and the other Loan Documents effected hereby and
(ii) confirming its guarantee of payment of all the Obligations.

        5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby certifies that:

               (a) The representations and warranties made by Borrower in
        Article VI of the Agreement are true and correct

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


        in all material respects on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in
        Section 6.01(f) shall be those most recently furnished to each Lender pursuant to Section 7.01(a) and (b);

               (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 7.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

               (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 7.01 thereof have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

               (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

        6. CONDITIONS. As a condition to the effectiveness of this Amendment Agreement, the Borrower shall deliver, or cause to be delivered to the Agent, the following:

               (a) eight (8) counterparts of this Amendment Agreement duly executed by the Borrower and the Material Subsidiaries; and

               (b) such other instruments and documents as the Agent may reasonably request.

        7. OTHER DOCUMENTS. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of Borrower and the Material Subsidiaries to enter

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


into the transactions contemplated by this Amendment Agreement, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower and the Material Subsidiaries relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

        8. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

        9. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

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


        IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    BORROWER:

                                      SUNGLASS HUT INTERNATIONAL, INC.
WITNESS:

___________________________           By:________________________________
                                      Name:  Larry G. Petersen
___________________________           Title: Senior Vice President-Finance
                                      Chief Financial Officer and Treasurer


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


                                    GUARANTORS:

                                       SUNGLASS HUT CORPORATION
                                       SUNGLASS HUT TRADING CORPORATION
                                       SUNSATIONS SUNGLASS COMPANY
                                       SUNGLASS HUT REALTY CORPORATION
                                       SUNGLASS HUT OF FLORIDA, INC.
                                       SUNGLASS HUT ACQUISITION CORP.
                                       IHS DISTRIBUTION CORP.
                                       IHS PROCUREMENT CORP.
                                       SUNGLASS HUT EYE X COMPANY
                                       SHI SALES CORP.
                                       SUNGLASS HUT HOLDINGS OF FRANCE, INC.
                                       SUNGLASS HUT OF NORTHERN FRANCE, INC.
                                       SUNGLASS HUT OF SOUTHERN FRANCE, INC.



                                       By:________________________________
                                       Name:  Larry G. Petersen
                                       Title: Vice President


                                       SUNGLASS HUT (U.K.) LIMITED
                                       SUNGLASS WORLD HOLDING PTY LIMITED
                                       SUNGLASS HUT OF FRANCE, S.A.


                                       By:    ____________________________
                                       Name:  Larry G. Petersen
                                       Title: Director


                                       SUNGLASS HUT AUSTRALIA PTY LIMITED


                                       By:    ____________________________
                                       Name:  Larry G. Petersen
                                       Title: Authorized Signatory


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


                                       NATIONSBANK, NATIONAL ASSOCIATION,
                                       AS AGENT FOR THE LENDERS


                                       By:________________________________
                                       Name:  Stephen Hanas
                                       Title: Vice President


                                       NATIONSBANK, NATIONAL ASSOCIATION,
                                       as Lender


                                       By:________________________________
                                       Name:  Stephen Hanas
                                       Title: Vice President


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


                                       ABN AMRO BANK N.V.


                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________

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


                                       THE BANK OF NOVA SCOTIA


                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________


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


                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________


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


                                       UNITED STATES NATIONAL BANK OF OREGON


                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________


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


                                       LTCB TRUST COMPANY


                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________


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


                                    EXHIBIT A

                        Applicable Commitment Percentages


                                           COMMITTED             COMMITMENT
                                             AMOUNT              PERCENTAGE
                                         -------------          -------------

NationsBank, N.A.                         $ 20,625,000           27.500000%

United States National Bank
of Oregon                                   15,000,000           20.000000%

ABN AMRO Bank N.V.                          12,500,000           16.666667%

The Bank of Nova Scotia                     10,000,000           13.333333%

Credit Lyonnais New York Branch
 and Credit Lyonnais Cayman
 Island Branch                               9,375,000           12.500000%

LTCB Trust Company                           7,500,000           10.000000%
                                         -------------          -------------

                                          $ 75,000,000          100.000000%


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